Exhibit 1.1

SHIMMICK CONSTRUCTION COMPANY, Inc.

(a California Corporation)

[ • ] Shares of Common Stock

Par Value $[ • ] per Share

Underwriting Agreement

[ DATE ]

FBR Capital Markets & Co.

    as Representative of the several Underwriters

c/o FBR Capital Markets & Co.

1300 North 17th Street

Suite 1400

Arlington, Virginia 22209

Dear Sirs:

Shimmick Construction Company, Inc., a California corporation (the “Company”), and the shareholders of the Company listed on Schedule I hereto (each a “Selling Shareholder” and, collectively, the “Selling Shareholders”), each confirms its agreement with each of the Underwriters listed on Schedule II hereto (collectively, the “Underwriters”), for whom FBR Capital Markets & Co. is acting as representative (in such capacity, the “Representative”), with respect to (i) the sale by the Company and the Selling Shareholders of a total of [ w ] shares (the “Initial Shares”) of Common Stock, par value $[ w ] per share, of the Company (the “Common Stock”) in the respective number of shares set forth opposite the name of the Company and each Selling Shareholder in Schedule I hereto, and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite the names of the Underwriters in Schedule II hereto, and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of [ w ] additional shares of Common Stock to cover over-allotments (the “Option Shares”), if any, from the Company and the Selling Shareholders, to the Underwriters, acting severally and not jointly, in the proportionate amounts described in Section 1(a). The Initial Shares to be purchased by the Underwriters and all or any part of the Option Shares subject to the option described in Section 1(b) hereof are hereinafter called, collectively, the “Shares.”

The Company and its subsidiaries have completed a series of transactions described in the Prospectus (as hereinafter defined) under the captions “Prospective Summary – Certain Corporate Matters” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Overview – Certain Corporate Matters” (such transactions being hereinafter referred to collectively as the “Reorganization Transactions”).

The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Underwriting Agreement (the “Agreement”) has been executed and delivered.

The Company has filed with the Securities and Exchange Commission (the “Commission”), a registration statement on Form S-1 (No. 333-207782) including a related preliminary prospectus, for the registration of the Shares under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder (the “Securities Act Regulations”). The Company has prepared and filed such amendments to the registration statement and such amendments or supplements to the related preliminary prospectus as may have been required to the date hereof, and will file such additional amendments or supplements as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement, as amended at the time it was declared effective by the Commission (and, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), such registration statement as so amended) and including all information deemed to be a part of the registration statement pursuant to incorporation by reference, Rule 430A of the Securities Act Regulations or otherwise, is hereinafter called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the 462(b) Registration Statement. Each prospectus included in the Registration Statement before it was declared effective by the Commission under the Securities Act, and any preliminary form of prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations, including all information incorporated by reference in either such prospectus, is hereinafter called the “Preliminary Prospectus.” The term “Prospectus” means the final prospectus, as first filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto.

The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

The term “Disclosure Package” means (i) the Preliminary Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time (as defined herein), (ii) the Issuer Free Writing Prospectuses (as defined below), if any, identified in Schedule III hereto, (iii) any other Free Writing Prospectus (as defined below) that the parties hereto shall hereafter expressly agree to treat as part of the Disclosure Package; and (iv) the pricing information included on Section III hereto.

The term “Issuer Free Writing Prospectus” means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act Regulations. The term “Free Writing Prospectus” means any free writing prospectus, as defined in Rule 405 of the Securities Act Regulations.

Each Selling Shareholder has executed and delivered a Custody Agreement and a Power of Attorney in the form attached hereto as Exhibit A (collectively, the “Custody Agreement and Power of Attorney”), pursuant to which each Selling Shareholder that is a party thereto has placed the Initial Shares and the Option Shares to be sold by it pursuant to this Agreement in custody and appointed the persons designated therein as attorneys in fact (the “Attorneys”) with the authority to execute and deliver this Agreement on behalf of such Selling Shareholder and to take certain other actions with respect thereto and hereto.

The Company and each of the Selling Shareholders and the Underwriters, each acting separately on its own behalf and not jointly or jointly and severally, agree as follows:

1.	Sale and Purchase:

(a)                Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock of $[ w ], the Company agrees to sell to the Underwriters the number of Initial Shares set forth in Schedule I opposite its name and each Selling Shareholder agrees to sell to the Underwriters the number of Initial Shares set forth in Schedule I opposite such Selling Shareholder’s name, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders the number of Initial Shares set forth in Schedule II opposite such Underwriter’s name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, subject in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b)               Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock set forth in paragraph (a) above, the Company and the Selling Shareholders hereby grant an option to the Underwriters, acting severally and not jointly, to purchase from the Company and the Selling Shareholders, all or any part of the Option Shares set forth in Schedule I opposite such party’s name, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time within such 30-day period only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representative to the Company and the Attorneys setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (an “Option Closing Time”) shall be determined by the Representative, but shall not be later than three full business days (or earlier, without the consent of the Company, than two full business days) after the notice of exercise of such option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Shares, the Company will sell that number of Option Shares then being purchased and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule II opposite the name of such Underwriter bears to the total number of Initial Shares, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10, subject in each case to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

2.	Payment and Delivery

(a)                Initial Shares. The Initial Shares to be purchased by each Underwriter hereunder, in definitive form and in such authorized denominations and registered in such names as the Representative may request upon at least 48 hours’ prior notice to the Company and the Selling Shareholders, shall be delivered by or on behalf of the Company and the Selling Shareholders to the Representative, including, at the option of the Representative, through the facilities of The Depository Trust Company (“DTC”) for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representative by the Company and the Attorneys, upon at least 48 hours’ prior notice. The Company will cause the certificates representing the Initial Shares, if any, to be made available for checking and packaging not later than 1:00 p.m. New York City time on the business day prior to the Closing Time (as defined below) with respect thereto at the office of FBR Capital Markets & Co., 1300 North 17th Street, Suite 1400, Arlington, Virginia 22209, or at the office of DTC or its designated custodian, as the case may be (the “Designated Office”). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the third (fourth, if the determination of the purchase price of the Initial Shares occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to by the Representative and the Company). The time and date at which such delivery and payment are actually made is hereinafter called the “Closing Time.”

(b)               Option Shares. Any Option Shares to be purchased by each Underwriter hereunder, in definitive form and in such authorized denominations and registered in such names as the Representative may request upon at least 48 hours’ prior notice to the Company and the Selling Shareholders shall be delivered by or on behalf of the Company to the Representative, including, at the option of the Representative, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representative by the Company and the Attorneys, upon at least 48 hours’ prior notice. The Company will cause the certificates representing the Option Shares, if any, to be made available for checking and packaging at least 24 hours prior to the Option Closing Time with respect thereto at the Designated Office. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representative in the notice given by the Representative to the Company of the Underwriters’ election to purchase such Option Shares or on such other time and date as the Company and the Representative may agree upon in writing.

3.	Representations and Warranties of the Company:

The Company represents and warrants to the Underwriters as of the date hereof, the Initial Sale Time (as defined below), as of the Closing Time and as of any Option Closing Time (if any), and agrees with each Underwriter, that:

(a)                (x) the Prospectus and the Disclosure Package under the caption “Capitalization,” at the date indicated and at the Closing Time, and each Option Closing Time, if any, accurately describe the duly authorized capital stock of the Company after giving effect to the adjustments set forth thereunder; all of the issued and outstanding shares of capital stock of the Company and each Subsidiary (as defined below) have been duly and validly authorized and issued and are fully paid and non-assessable, and except as disclosed in both the Prospectus and the Disclosure Package or as would not reasonably be expected to have a Material Adverse Effect, have been issued and sold in compliance with all applicable federal, state, foreign and local securities laws and the laws of the jurisdiction of incorporation of the Company or such Subsidiary (as defined below), as applicable, and have not been issued in violation of or subject to any preemptive right or other similar right of shareholders arising by operation of law, under the certificate of incorporation, bylaws or other governing document (collectively, the “Charter Documents”) of the Company or such Subsidiary, as applicable, under any agreement to which the Company or such Subsidiary, as applicable, is a party or otherwise; (y) except as disclosed in both the Prospectus and the Disclosure Package, all of the capital stock, partnership interests or membership interests of any of the Company’s Subsidiaries are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; (z) except as disclosed in both the Prospectus and the Disclosure Package, there are no outstanding (i) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company or capital stock, partnership interests or membership interests of any of its Subsidiaries, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock, partnership interest, or membership interest or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company or any such Subsidiary to issue or sell any shares of capital stock, partnership interest, or membership interest, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

(b)               the Company is a corporation duly organized and validly existing and in good standing under the laws of the State of California, with requisite corporate power and authority to own, lease or operate its properties and to conduct its business as described in the Prospectus and the Disclosure Package and to execute and deliver this Agreement, and to consummate the transactions contemplated herein;

(c)                each corporation, association, partnership, joint venture, or other business entity of which more than 50% of the total voting power entitled to vote in the election of directors, managers, general partners, or trustees thereof is controlled, directly or indirectly, by the Company (each, a “Subsidiary”) and each Subsidiary is a legal entity duly organized and validly existing and in good standing under the laws of its respective jurisdiction of organization, with requisite power and authority to own, lease or operate its properties and to conduct its business as described in the Registration Statement, the Prospectus and the Disclosure Package, except as would not reasonably be expected to have a Material Adverse Effect (as defined below);

(d)               the Company and each of the Subsidiaries are duly qualified or licensed and are in good standing in each jurisdiction in which they conduct their respective businesses or in which they own or lease real property or otherwise maintain an office and in which the failure, individually or in the aggregate, to be so qualified or licensed could have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise), of the Company and the Subsidiaries taken as a whole, (any such effect or change, where the context so requires, is hereinafter called a “Material Adverse Effect” or “Material Adverse Change”); except as disclosed in both the Prospectus and the Disclosure Package, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary’s capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary’s property or assets to the Company or to any other Subsidiary; other than as disclosed in both the Prospectus and the Disclosure Package, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

(e)                the Company and the Subsidiaries are in compliance in all material respects with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates;

(f)                neither the Company nor any Subsidiary is in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective organizational documents, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties is bound, except as disclosed in the Registration Statement, Prospectus and the Disclosure Package and for such other breaches or defaults which would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect;

(g)               the execution, delivery and performance by the Company of this Agreement, and the issuance, sale and delivery of the Shares by the Company, the Company’s use of the proceeds from the sale of the Shares as described in the Registration Statement, the Prospectus and the Disclosure Package and the consummation by the Company of the transactions contemplated hereby and thereby, and compliance by the Company with the terms and provisions hereunder and thereunder will not (i) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both could constitute a breach of, or default under), (A) any provision of the Charter Documents of the Company or any Subsidiary, or (B) any provision of any contract, license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or (C) any constitution, act, statute, law, treaty, rule, code, ordinance, regulation, standard, directive or official interpretation of, or judgment, injunction, order, decision, decree, license, permit, consent or authorization (each a “Legal Requirement”) issued by, the U.S. government or any state, local or foreign government, court, administrative agency or commission or other governmental agency, authority or instrumentality, domestic or foreign, of competent jurisdiction (each a “Governmental Authority”) applicable to the Company or any Subsidiary, except in the case of clauses (B) or (C) for such breaches or defaults which could not, individually or in the aggregate, have a Material Adverse Effect; or (ii) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary;

(h)               this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 11 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

(i)                 no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the Company’s execution, delivery and performance of this Agreement, its consummation of the transactions contemplated herein, and its sale and delivery of the Shares, other than (i) such as have been obtained, or will have been obtained at the Closing Time or the relevant Option Closing Time, as the case may be, under the Securities Act and the Securities Exchange Act of 1934 (the “Exchange Act”), (ii) such approvals as have been obtained in connection with the approval of the quotation of the Shares on The Nasdaq Global Market and (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

(j)                 each of the Company and the Subsidiaries has all necessary licenses, permits, certificates, authorizations, consents and approvals and has made all necessary filings required under any Legal Requirement (collectively, “Authorizations”), and has obtained all necessary Authorizations from other persons required in order to conduct their respective businesses as described in both the Prospectus and the Disclosure Package, except to the extent that any failure to have any such Authorizations, to make any such filings or to obtain any such Authorizations would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to provide the products and services which it currently provides or which it proposes to provide as set forth in both the Prospectus and the Disclosure Package; neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, Authorizations, or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which would reasonably be expected to have a Material Adverse Effect; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in each of the Registration Statement, the Prospectus and the Disclosure Package;

(k)               each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission; and the Company has complied to the Commission’s satisfaction with any request on the part of the Commission for additional information;

(l)                 the Preliminary Prospectus as most recently amended or supplemented immediately prior to the Initial Sale Time, when filed and the Registration Statement as of its effective date and as of the date hereof complied or will comply, and the Prospectus and any further amendments or supplements to the Registration Statement, the Preliminary Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time, or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, comply, in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

(m)             the Registration Statement, as of its effective date and as of the date hereof, did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Preliminary Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time, does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date, the date hereof and at the Closing Time and on each Option Closing Time (if any), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representative to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 11(d) hereof);

(n)               as of [ w ] p.m. (Eastern time) on the date of this Agreement (the “Initial Sale Time”), the Disclosure Package did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, the Disclosure Package will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; as of its issue date or date of first use and at all subsequent times through the Initial Sale Time, each Issuer Free Writing Prospectus did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, each such Issuer Free Writing Prospectus will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Disclosure Package in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representative or its counsel to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 11(d) hereof);

(o)               each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from any Issuer Free Writing Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representative or their counsel to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 11(d) hereof);

(p)               the Company is eligible to use Free Writing Prospectuses in connection with this offering pursuant to Rules 164 and 433 under the Securities Act; any Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act Regulations has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the Securities Act Regulations; and each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act Regulations or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

(q)               except for the Issuer Free Writing Prospectuses identified in Schedule III hereto, and any electronic road show relating to the public offering of shares contemplated herein, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representative, prepare, use or refer to, any Free Writing Prospectus;

(r)                 the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectuses (to the extent any such Issuer Free Writing Prospectus was required to be filed with the Commission) delivered to the Underwriters for use in connection with the public offering of the Shares contemplated herein have been and will be identical to the versions of such documents transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System (“EDGAR”), except to the extent permitted by Regulation S-T promulgated by the Commission;

(s)                the Company filed the Registration Statement with the Commission before using any Issuer Free Writing Prospectus, and each Issuer Free Writing Prospectus was preceded or accompanied by the most recent Preliminary Prospectus satisfying the requirements of Section 10 under the Securities Act, which Preliminary Prospectus included an estimated price range;

(t)                 except as set forth in both the Prospectus and the Disclosure Package (or as would not reasonably be expected to have a Material Adverse Effect), there are no claims, actions, suits, proceedings, arbitrations, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency;

(u)               other than the Underwriters, the Company has not authorized anyone to make any representations regarding the offer and sale of the Shares, or regarding the Company or any Subsidiary in connection therewith; the Company has not received notice of any order or decree preventing the use of the Prospectus or the Disclosure Package or any amendment or supplement thereto, and no such order or decree has been issued and no proceeding for that purpose has commenced or is pending or, to its knowledge, is contemplated;

(v)               the financial statements, including the notes thereto, included in each of the Registration Statement, the Prospectus and the Disclosure Package present fairly the consolidated financial position, as of the dates indicated, and the consolidated results of operations and changes in financial position and cash flows for the periods indicated of the entities to which such financial statements relate; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission; the financial statement schedules included in the Registration Statement and the amounts in both the Prospectus and the Disclosure Package under the captions “Prospectus Summary – Summary Selected Consolidated Financial Data” and “Selected Consolidated Financial Data” fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in each of the Registration Statement, the Prospectus and the Disclosure Package; no other financial statements or supporting schedules are required to be included in the Registration Statement, the Prospectus or the Disclosure Package; the unaudited pro forma financial information (including the related notes) included in each of the Registration Statement, the Prospectus and the Disclosure Package complies as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable; such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly presents with respect to the Company and the Subsidiaries, the financial position, results of operations and other information purported to be shown therein at the respective dates and for the respective periods specified; and no other pro forma financial information is required to be included in the Registration Statement, the Prospectus or the Disclosure Package;

(w)             Moss Adams LLP and Burr Pilger Mayer, Inc., whose reports on the consolidated financial statements of the Company and the Subsidiaries are filed with the Commission as part of each of the Registration Statement, the Prospectus and the Disclosure Package, and any other accounting firm that has certified Company financial statements and delivered its reports with respect thereto, are, and were during the periods covered by their reports, independent public accountants as required by the Securities Act and the Securities Act Regulations are registered with the Public Company Accounting Oversight Board;

(x)               subsequent to the respective dates as of which information is given in each of the Registration Statement, the Prospectus and the Disclosure Package, and except as may be otherwise stated in such documents, there has not been (i) any Material Adverse Change or any development that could reasonably be expected to result in a Material Adverse Change, whether or not arising in the ordinary course of business, (ii) any transaction that is material to the Company and the Subsidiaries taken as a whole, contemplated or entered into by the Company or any of the Subsidiaries, (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that is material to the Company and Subsidiaries taken as a whole or (iv) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, or any purchase by the Company of any of its outstanding capital stock;

(y)               the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement, the Prospectus and the Disclosure Package;

(z)                except as disclosed in both the Prospectus and the Disclosure Package, there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, except for those registration or similar rights which have been waived or do not apply with respect to the offering contemplated by this Agreement, all of which registration or similar rights are fairly summarized in both the Prospectus and the Disclosure Package;

(aa)            the Shares have been duly authorized for issuance, sale and delivery pursuant to this Agreement and, when issued and delivered by the Company against payment therefore in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim relating to the Company, and the issuance, sale and delivery of the Shares by the Company are not subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right of shareholders arising by operation of law, under the Charter Documents of the Company, under any agreement to which the Company or any Subsidiary is a party or otherwise;

(bb)           the Shares have been approved for listing on The Nasdaq Global Market, subject to official notice of issuance; the Company has taken all necessary actions to ensure that, upon and at all times after Nasdaq shall have approved the Shares for listing, it will be in compliance with all applicable corporate governance requirements set forth in Nasdaq’s Marketplace Rules that are then in effect and is taking such steps as are necessary to ensure that it will be in compliance with other applicable corporate governance requirements set forth in the Nasdaq’s Marketplace Rules standards not currently in effect upon the effectiveness of such requirements;

(cc)            none of the Company, any of its Subsidiaries or any of its directors, officers, representatives or affiliates have taken or will take, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, in the stabilization or manipulation of the price of any security of the Company;

(dd)          none of the Company, any of its Subsidiaries or any of their respective affiliates (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act, or the rules and regulations thereunder (the “Exchange Act Regulations”), or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association or affiliation with (within the meaning of Article I of the By-laws of FINRA) any member firm of FINRA;

(ee)            any certificate signed by any officer of the Company or any Subsidiary delivered to the Representative or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby;

(ff)             the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the Charter Documents of the Company and the requirements of The Nasdaq Global Market;

(gg)           the Company and the Subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except as disclosed in both the Prospectus and the Disclosure Package or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and personal property held under lease by the Company or any Subsidiary is held under valid, existing and enforceable leases, with such exceptions as are disclosed in both the Prospectus and the Disclosure Package or are not material and do not interfere with the use made or proposed to be made of such real property and personal property by the Company or such Subsidiary; and any real property or personal property held under lease by the Company or any Subsidiary is held under a lease that is valid, existing and enforceable by the Company or such Subsidiary, and neither the Company nor any Subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or such Subsidiary under any such lease which claim would reasonably be expected to have a Material Adverse Effect;

(hh)           the descriptions in each of the Registration Statement, the Prospectus and the Disclosure Package of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in each of the Registration Statement, the Prospectus or the Disclosure Package or to be filed as exhibits to the Registration Statement that are not described or filed as required; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in both the Prospectus and the Disclosure Package are legal, valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles;

(ii)               the Company and each Subsidiary owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively “Intangibles”) necessary to entitle the Company and each Subsidiary to conduct its business as described in both the Prospectus and the Disclosure Package, and neither the Company nor any Subsidiary has received notice of infringement of or conflict with (and the Company does not know of any such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could have a Material Adverse Effect;

(jj)               the Company owns, possesses, licenses or has other rights to use, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) reasonably necessary for the conduct of the Company’s business as now conducted or as proposed in the Prospectus to be conducted and: (i) to the Company’s knowledge, there is no material infringement by third parties of any such Intellectual Property owned by or exclusively licensed to the Company; (ii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of Intellectual Property owned by or exclusively licensed to the Company, and the Company is unaware of any facts which would form a reasonable basis for any such claim which could have a Material Adverse Effect; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes, or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for concluding that any such claim will be asserted, or if asserted, would be successful, or if successfully asserted, could have a Material Adverse Effect; (v) the Company and the Subsidiaries do not, in the conduct of their business as now or proposed to be conducted as described in both the Prospectus and the Disclosure Package, infringe or conflict with any right or patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party, known to the Company or any of the Subsidiaries, which such infringement or conflict is reasonably likely to result in a Material Adverse Change; (vi) there is no U.S. patent which contains claims that interfere with the issued claims of any Intellectual Property owned by or exclusively licensed to the Company; (vii) there is no art of which the Company is aware that may render any U.S. patent held by the Company invalid or any U.S. patent application held by the Company unpatentable which has not been disclosed, or will not be disclosed in the required time period, to the U.S. Patent and Trademark Office; (viii) no security interests have been recorded in the U.S. Patent and Trademark Office with respect to any Intellectual Property and no liens have been recorded against the Company with respect to any Intellectual Property; and (ix) the Company has paid or will pay all maintenance and issue fees that are due or will be due, within the required time period, and has claimed small entity status only as appropriate;

(kk)           (i) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (A) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared and (B) are effective in all material respects to perform the functions for which they were established, and (ii) the Company is not aware of (a) any significant deficiency or material weakness in the design or operation of its internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information to management and the board of directors, or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting, in each case, other than as disclosed in the Registration Statement, the Prospectus and the Disclosure Package. Since the end of the latest audited fiscal year, there have been no significant changes in internal control over financial reporting or in other factors that could significantly affect internal control over financial reporting;

(ll)               except as disclosed both in the Prospectus and the Disclosure Package, the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(mm)       except as otherwise disclosed in any of the Registration Statement, the Prospectus and the Disclosure Package, neither the Company nor any Subsidiary has any off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other similar relationships with unconsolidated entities or other persons;

(nn)           except where such failure to file a tax return, pay a tax or an assessment, or cause a lien to be released would not in the aggregate reasonably be expected to have a Material Adverse Effect or where such matters are the result of a pending bona fide dispute with taxing authorities, to the knowledge of the Company: (i) each of the Company and the Subsidiaries has accurately prepared and timely filed any and all necessary federal, state, foreign and other tax returns that are required to be filed by it, if any, and has paid or made provision for payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or such Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return); (ii) no deficiency assessment with respect to a proposed adjustment of the Company’s or any Subsidiary’s federal, state, local or foreign taxes is pending or, to the Company’s knowledge, threatened; (iii) since the date of the most recent audited consolidated financial statements, neither the Company nor any Subsidiary has incurred any liability for taxes other than in the ordinary course of its business; and (iv) there is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary other than a lien for taxes not yet due and payable;

(oo)           each of the Company and the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect;

(pp)           neither the Company nor any of the Subsidiaries is in violation, or has received notice of any violation with respect to, any applicable environmental, safety or similar law applicable to the business of the Company or any of the Subsidiaries; the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and the Subsidiaries are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which could not, individually or in the aggregate, result in a Material Adverse Change;

(qq)           neither the Company nor any Subsidiary is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, or any applicable federal or state wages and hours law or the rules and regulations promulgated thereunder, except for those violations that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(rr)              the Company and each of the Subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any of the Subsidiaries would have any liability; the Company and each of the Subsidiaries have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (“Code”); and each “pension plan” for which the Company and each of its Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification;

(ss)             neither the Company nor any of the Subsidiaries nor any officer or director purporting to act on behalf of the Company or any of the Subsidiaries has at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) made any payment outside the ordinary course of business to any investment officer or loan broker or person charged with similar duties of any entity to which the Company or any of the Subsidiaries sells or from which the Company or any of the Subsidiaries buys loans or servicing arrangements for the purpose of influencing such agent, officer, broker or person to buy loans or servicing arrangements from or sell loans to the Company or any of the Subsidiaries, or (iv) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries;

(tt)              except as otherwise disclosed in both the Prospectus and the Disclosure Package, there are no outstanding loans, extensions of credit or advances or guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of the Subsidiaries or any of the members of the families of any of them;

(uu)           neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any employee or agent of the Company or any of the Subsidiaries, has made any payment of funds of the Company or of any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus or the Disclosure Package;

(vv)           all securities issued by the Company, any of the Subsidiaries or any trusts established by the Company or any Subsidiary, have been issued and sold in compliance with (i) except as disclosed in both the Prospectus and the Disclosure Package or as would not reasonably be expected to have a Material Adverse Effect, all applicable federal and state securities laws, (ii) the laws of the applicable jurisdiction of incorporation of the issuing entity and, (iii) to the extent applicable to the issuing entity, the requirements of The Nasdaq Global Market;

(ww)       the Company and its Subsidiaries are, and at all times prior were, (i) in compliance with any and all applicable federal, state, local and foreign laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements relating to the protection of human health and safety, the environment, natural resources, petroleum or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), which compliance includes obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses and (ii) have not received notice of nor do they otherwise have knowledge of any actual or potential liability for the investigation or remediation of any disposal or release of petroleum, hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance with or liability under Environmental Laws would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any other similar Environmental Law, except with respect to any matters that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Company and its Subsidiaries (A) is a party to any proceeding under Environmental Laws in which a Governmental Authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary penalties of $100,000 or more will be imposed, and (B) anticipates material capital expenditures relating to Environmental Laws;

(xx)           in connection with this offering, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act; and the Company has not distributed and will not distribute any offering material in connection with the offer and sale of the Shares except for the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or the Registration Statement;

(yy)           the Company has complied and will comply with all the provisions of Florida Statutes, Section 517.075 (Chapter 92-198, Laws of Florida); and neither the Company nor any of the Subsidiaries or affiliates does business with the government of Cuba or with any person or affiliate located in Cuba;

(zz)            except with respect to the Underwriters, the Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions contemplated hereby;

(aaa)         no relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, which would be required to be described by the Securities Act and the Securities Act Regulations, which is not so described in each the Registration Statement, the Prospectus and the Disclosure Package;

(bbb)       neither the Company nor any of the Subsidiaries is and, after giving effect to the offering and sale of the Shares, will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(ccc)         from the time of initial confidential submission of a registration statement relating to the Shares with the Commission through the date hereof, the Company has been and is an “emerging growth company” as defined in Section 2(a)(19) of the Act (an “Emerging Growth Company”);

(ddd)      there are no existing or, to the knowledge of the Company, threatened, labor disputes with the employees of the Company or any of the Subsidiaries which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(eee)         except as disclosed in both the Prospectus and the Disclosure Package, the Company, the Company, the Subsidiaries and any of their respective officers and directors, in their capacities as such, are, and at the Closing Time and any Option Closing Time will be, in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (the “Sarbanes-Oxley Act”);

(fff)          none of the Company nor any of the Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of such entities is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and the Subsidiaries and, to the knowledge of the Company, their affiliates have conducted their businesses in compliance with the FCPA;

(ggg)       neither the Company nor any of its Subsidiaries, nor, to the Company’s knowledge, any of its affiliates or any director, officer, agent or employee of, or other person associated with or acting on behalf of, the Company, has violated the Bank Secrecy Act, as amended, the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (“USA PATRIOT ACT”) of 2001 or the rules and regulations promulgated under any such law or any successor law;

(hhh)       the operations of the Company and its Subsidiaries and, to the Company’s knowledge, its affiliates are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Money Laundering Control Act of 1986, as amended, any other money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), except for any such non-compliance as would not, singly or in the aggregate, result in a Material Adverse Change, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of it Subsidiaries, or, to the Company’s knowledge, any of its affiliates, with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened;

(iii)             each of the Company and its Subsidiaries, and, to the Company’s knowledge, each of their affiliates and any director, officer, agent or employee of, or other person associated with or acting on behalf of, the Company has acted at all times in compliance in all material respects with applicable Export and Import Laws (as defined below) and there are no claims, complaints, charges, investigations or proceedings pending or expected or, to the knowledge of the Company, threatened between the Company or any of its Subsidiaries and any Governmental Authority under any Export and Import Laws. The term “Export and Import Laws” means the Arms Export Control Act, the International Traffic in Arms Regulations, the Export Administration Act of 1979, as amended, the Export Administration Regulations, and all other laws and regulations of the United States government regulating the provision of services to non-U.S. parties or the export and import of articles or information from and to the United States of America, and all similar laws and regulations of any foreign government regulating the provision of services to parties not of the foreign country or the export and import of articles and information from and to the foreign country to parties not of the foreign country; and

(jjj)             neither the Company nor any of its Subsidiaries, nor, to the Company’s knowledge, any of its affiliates or any director, officer, agent or employee of, or other person associated with or acting on behalf of, the Company, is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, partner or joint venturer or other person or entity, for the purpose of financing the activities of any person currently subject to any United States sanctions administered by OFAC.

4.	Representations and Warranties of the Selling Shareholders:

Each Selling Shareholder, severally and not jointly, represents and warrants to the Underwriters that:

(a)                SEQ ipLevel1 \h \r SEQ ipLevel5 \h \r SEQ ipLevel4 \h \r SEQ ipLevel3 \h \r SEQ ipLevel2 \h \r ”such Selling Shareholder has full power and authority to enter into this Agreement and the Custody Agreement and Power of Attorney to which it is a party. All authorizations and consents necessary for the execution and delivery by such Selling Shareholder of the Custody Agreement and Power of Attorney, and for the execution of this Agreement on behalf of such Selling Shareholder, have been given. Each of the Custody Agreement and Power of Attorney and this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and constitutes a valid and binding agreement of such Selling Shareholder and is enforceable against such Selling Shareholder in accordance with the terms thereof and hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 11 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

(b)               such Selling Shareholder now has, and at the Closing Time and the applicable Option Closing Time will have, (i) good and marketable title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than as may exist pursuant to the Custody Agreement and Power of Attorney), and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver such Shares to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Shareholder herein. Upon the delivery of and payment for such Shares hereunder, such Selling Shareholder will deliver good and marketable title thereto, free and clear of any pledge, lien, encumbrance, security interest or other claim;

(c)                at the Closing Time and the applicable Option Closing Time, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Shareholder to the Underwriters hereunder will have been fully paid or provided for by such Selling Shareholder and all laws imposing such taxes will have been fully complied with;

(d)               The performance of this Agreement and the consummation of the transactions contemplated herein will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the certificate or articles of incorporation, other charter or similar constitutive documents, or the bylaws of such Selling Shareholder, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which such Selling Shareholder is a party or by which it or its properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to such Selling Shareholder, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of such Selling Shareholder;

(e)                no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with such Selling Shareholder’s execution, delivery and performance of this Agreement, its consummation of the transactions contemplated herein, and its sale and delivery of the Shares, other than (i) such as have been obtained, or will have been obtained at the Closing Time and the applicable Option Closing Time under the Securities Act and the Exchange Act, (ii) such approvals as have been obtained in connection with the approval of the quotation of the Shares on The Nasdaq Global Market and (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

(f)                such Selling Shareholder (i) has carefully reviewed the representations and warranties of the Company contained in this Agreement and has no reason to believe that such representations and warranties are untrue or incorrect; (ii) is familiar with the Registration Statement, the Prospectus and the Disclosure Package and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement, the Prospectus or the Disclosure Package which has had or may have a Material Adverse Effect and (iii) was not prompted to sell Shares by any information concerning the Company which is not set forth in the Registration Statement, the Prospectus or the Disclosure Package;

(g)               all material information with respect to such Selling Shareholder contained in each of the Registration Statement, the Prospectus and the Disclosure Package (as amended or supplemented, if the Company shall have filed with the Commission any amendment or supplement thereto) complied and will comply in all material respects with all applicable provisions of the Securities Act and the Securities Act Regulations, contains and will contain all statements of material fact required to be stated therein in accordance with the Securities Act and the Securities Act Regulations, and does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading;

(h)               such Selling Shareholder has not distributed and will not distribute any Free Writing Prospectus, Preliminary Prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares, except for any such distribution to which the Representative has consented in advance; and such Selling Shareholder has not taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result in, under the Securities Act, the Securities Act Regulations or otherwise, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(i)                 certificates in negotiable form for the Shares to be sold hereunder by such Selling Shareholder have been placed in custody, for the purpose of making delivery of such Shares under this Agreement and under the Custody Agreement and Power of Attorney which appoints [ w ], as custodian (the “Custodian”), for such Selling Shareholder; such Selling Shareholder agrees that the Shares represented by the certificates held in custody for him, her or it under the Custody Agreement and Power of Attorney are for the benefit of and coupled with and subject to the interest hereunder of the Custodian, the Attorneys, the Underwriters, each other Selling Shareholder and the Company; that the arrangements made by such Selling Shareholder for such custody and the appointment of the Custodian and the Attorneys by such Selling Shareholder are irrevocable; and that the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death, disability, incapacity or liquidation of any Selling Shareholder or the occurrence of any other event; if any Selling Shareholder should die, become disabled or incapacitated or be liquidated or if any other such event should occur before the delivery of the Shares hereunder, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and actions taken by the Attorneys and the Custodian pursuant to the Custody Agreement and Power of Attorney shall be as valid as if such death, liquidation, incapacity or other event had not occurred, regardless of whether or not the Custodian or the Attorneys, or either of them, shall have received notice thereof;

(j)                 such Selling Shareholder has not relied upon the Representative or legal counsel for the Representative for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

(k)               such Selling Shareholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as are described in both the Prospectus and the Disclosure Package under “Shares Eligible for Future Sale”;

(l)                 such Selling Shareholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Shareholders to the Underwriters pursuant to this Agreement; and such Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus; and

(m)             except as otherwise disclosed to the Underwriters in writing, such Selling Shareholder is not a member of or an affiliate of or associated with any member of FINRA.

5.	Certain Covenants of the Company:

The Company hereby agrees with each Underwriter:

(a)                SEQ ipLevel1 \h \r SEQ ipLevel5 \h \r SEQ ipLevel4 \h \r SEQ ipLevel3 \h \r SEQ ipLevel2 \h \r ”to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representative may designate and to maintain such qualifications in effect as long as requested by the Representative for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares);

(b)               that if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Representative promptly and, if requested by the Representative, will confirm such advice in writing, when such post-effective amendment has become effective;

(c)                to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act not later than 10:00 a.m. (New York City time), on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree) to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T promulgated by the Commission;

(d)               to advise the Representative promptly and (if requested by the Representative) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act Regulations;

(e)                to furnish a copy of each proposed Free Writing Prospectus to the Representative and counsel for the Underwriters and obtain the consent (which consent shall not be unreasonably withheld) of the Representative prior to referring to, using or filing with the Commission any Free Writing Prospectus pursuant to Rule 433(d) under the Securities Act, other than the Issuer Free Writing Prospectuses, if any, identified in Schedule III hereto;

(f)                to comply with the requirements of Rules 164 and 433 of the Securities Act Regulations applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission, legending and record keeping, as applicable;

(g)               to advise the Representative immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or for additional information with respect thereto, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible, (iii) any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement, or (iv) if the Company becomes subject to a proceeding under Section 8A of the Securities Act in connection with the public offering of Shares contemplated herein; to advise the Representative promptly of any proposal to amend or supplement the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus and to file no such amendment or supplement to which the Representative shall reasonably object in writing;

(h)               to furnish to the Underwriters for a period of five years from the date of this Agreement (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Common Stock, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, FINRA or any securities exchange and (iii) such other information as the Underwriters may reasonably request regarding the Company and the Subsidiaries (provided that, in each case, the filing of same with EDGAR or any successor system of the Commission shall be deemed to satisfy the obligation to furnish any material required to be furnished hereunder);

(i)                 to advise the Underwriters promptly of the happening of any event or development known to the Company within the time during which a Prospectus relating to the Shares (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is required to be delivered under the Securities Act Regulations which, in the judgment of the Company or in the reasonable opinion of the Representative or counsel for the Underwriters, (i) would require the making of any change in the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) as a result of which any Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Shares, or (iii) if it is necessary at any time to amend or supplement the Prospectus or the Disclosure Package in order to comply with any law and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company’s own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representative may from time to time reasonably request of an appropriate amendment or supplement to the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package as so amended or supplemented will not, in the light of the circumstances when it (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is so delivered, be misleading or, in the case of any Issuer Free Writing Prospectus, conflict with the information contained in the Registration Statement, or so that the Prospectus or the Disclosure Package will comply with the law;

(j)                 to file promptly with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus that may, in the reasonable judgment of the Company or the Representative, be required by the Securities Act or requested by the Commission;

(k)               prior to filing with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, to furnish a copy thereof to the Representative and counsel for the Underwriters and obtain the consent of the Representative to the filing (which consent may not be unreasonably withheld);

(l)                 to furnish promptly to the Representative a copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith) and such number of conformed copies of the foregoing as the Representative may reasonably request;

(m)             to apply the net proceeds of the sale of the Shares issued by the Company in accordance with its statements under the caption “Use of Proceeds” in the Prospectus and the Disclosure Package;

(n)               to make generally available to its security holders and to deliver to the Representative as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations), covering a period of 12 months beginning after the effective date of the Registration Statement;

(o)               to use its best efforts to maintain the listing of the Shares on The Nasdaq Global Market and to file with The Nasdaq Global Market all documents and notices required by The Nasdaq Global Market of companies that have securities that are traded on The Nasdaq Global Market;

(p)               to take all necessary actions to ensure that, upon the Closing Time and each Option Closing Time, The Nasdaq Global Market shall have approved the Shares for listing, it will be in compliance with all applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules that are then in effect and, with respect to other applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules not currently in effect, the Company will take commercially reasonable steps to ensure that it will be in compliance with such requirements upon and after the effectiveness thereof;

(q)               to take all necessary actions to ensure that, upon the Closing Time and each Option Closing Time, it will be in compliance with all applicable provisions of the Sarbanes-Oxley Act and all rules and regulations promulgated thereunder or implementing the provisions thereof that are then in effect and, with respect to other applicable provisions of the Sarbanes-Oxley Act not currently in effect, the Company will take commercially reasonable steps to ensure that it will be in compliance with such requirements upon and after the effectiveness thereof;

(r)                 to engage and maintain, at its expense, a registrar and transfer agent for the Shares;

(s)                to refrain, from the date hereof until 180 days after the date of the Prospectus, without the prior written consent of the Representative, from, directly or indirectly, (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing, or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, or (B) any shares of Common Stock issued by the Company upon the exercise of an option outstanding on the date hereof and referred to in the Prospectus or issued under the Company’s Incentive Plan;

(t)                 to promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) the completion of the distribution of the Shares within the meaning of the Securities Act and (ii) completion of the 180-day restricted period referred to in Section  5(s) hereof;

(u)               not to, and to use its best efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company;

(v)               to cause each of the persons listed on Schedule IV hereto to furnish to the Representative, prior to the Initial Sale Time, a letter or letters, substantially in the form of Exhibit B hereto (“Lock-Up Letter Agreement”);

(w)             that the Company shall obtain or maintain, as appropriate, directors and Officers liability insurance in an amount deemed advisable by the Company in its reasonable discretion;

(x)               if, at any time during the 90-day period after the date of the Prospectus, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the reasonable opinion of the Representative, the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from the Representative advising the Company to the effect set forth above, to forthwith prepare, consult with the Representative concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Representative, responding to or commenting on such rumor, publication or event; and

(y)               that the Company will comply with all of the provisions of any undertakings in the Registration Statement.

6.	Certain Covenants of the Selling Shareholders:

Each Selling Shareholder hereby agrees with each Underwriter:

(a)                to deliver to the Representative prior to the Closing Time a properly completed and executed United States Treasury Department Form W-8 (if such Selling Shareholder is a non-United States person, within the meaning of the Code) or Form W-9 (if such Selling Shareholder is a United States person, within the meaning of the Code);

(b)               to furnish to the Representative, prior to the Initial Sale Time, a Lock-Up Letter Agreement;

(c)                if, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus and the Disclosure Package has been completed, as determined by the Representative, such Selling Shareholder has knowledge or becomes aware of (i) any Material Adverse Change or (ii) the occurrence of any event as a result of which the Registration Statement, as then amended, would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus or the Disclosure Package, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, such Selling Shareholder will promptly notify the Company and the Representative;

(d)               to deliver to the Company or the Underwriters such documentation as the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions of this Agreement; and

(e)                to not prepare or have prepared on its behalf or use or refer to any Free Writing Prospectus and to not distribute any written materials in connection with the offer or sale of the Shares.

7.	Payment of Expenses:

(a)                The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws that the Company and the Representative have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (excluding legal fees, but including filing fees related thereto), (v) filing for review of the public offering of the Shares by FINRA (excluding legal fees, but including filing fees relating thereto), (vi) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (vii) the fees and expenses incurred in connection with the inclusion of the Shares in The Nasdaq Global Market, (viii) making road show presentations with respect to the offering of the Shares, and (ix)  the performance of the Company’s other obligations hereunder. Upon the request of the Representative, the Company will provide funds in advance for filing fees.

(b)               If this Agreement is terminated and the Shares are not delivered for any reason other than the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 7(a) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of their counsel incurred in connection with this Agreement and the transaction contemplated thereunder; provided that the aggregate amount of such expenses shall not exceed $100,000.

(c)                The Company agrees with each Underwriter to pay (directly or by reimbursement) all fees and expenses incident to the performance of the Selling Shareholders’ obligations under this Agreement which are otherwise specifically provided for herein, including, but not limited to, (i) fees and expenses of counsel and other advisors for the Selling Shareholders, (ii) fees and expenses of the Custodian and (iii) expenses and taxes incident to the sale and delivery of the Shares to be sold by the Selling Shareholders to the Underwriters hereunder (provided that such taxes, if any, may be deducted by the Custodian from the proceeds payable to the Selling Shareholder).

8.	Conditions of the Underwriters’ Obligations:

The obligations of the Underwriters hereunder to purchase Shares at the Closing Time or on each Option Closing Time, as applicable, are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders hereunder and under the Custody Agreement and Power of Attorney on the date hereof and at the Closing Time and on each Option Closing Time, as applicable, the performance by the Company and the Selling Shareholders of their respective obligations hereunder and under the Custody Agreement and Power of Attorney and to the satisfaction of the following further conditions at the Closing Time or on each Option Closing Time, as applicable:

(a)                The Company shall furnish to the Underwriters at the Closing Time and at each Option Closing Time an opinion of Graubard Miller, New York, New York, counsel for the Company and the Subsidiaries addressed to the Underwriters and dated the Closing Time and each Option Closing Time and in form and substance reasonably satisfactory to Nelson Mullins Riley & Scarborough LLP, Washington, DC, counsel for the Underwriters, to the effect set forth substantially in Exhibit C.

(b)               The Underwriters shall have been furnished at the Closing Time and at each Option Closing Time an opinion of counsel with respect to the Selling Shareholders, addressed to the Underwriters and dated the Closing Time and each Option Closing Time, in form and substance reasonably satisfactory to Nelson Mullins Riley & Scarborough LLP, counsel for the Underwriters.

(c)                On the date of this Agreement and at the Closing Time and each Option Closing Time (if applicable), the Representative shall have received from each of Moss Adams LLP and Burr Pilger Mayer, Inc. “comfort” letters dated the respective dates of delivery thereof and addressed to the Representative, in form and substance satisfactory to the Representative, in forms heretofore approved by the Representative.

(d)               The Representative shall have received at the Closing Time and on each Option Closing Time the favorable opinion of Nelson Mullins Riley & Scarborough LLP, dated the Closing Time or such Option Closing Time, addressed to the Representative and in form and substance satisfactory to the Representative.

(e)                The Registration Statement shall have become effective not later than 5:00 p.m., New York City time, on the date of this Agreement, or such later time and date as the Representative shall approve.

(f)                No amendment or supplement to the Registration Statement, the Prospectus or any document in the Disclosure Package shall have been filed to which the Underwriters shall have objected in writing.

(g)               Prior to the Closing Time and each Option Closing Time: (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or any document in the Disclosure Package shall have been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, shall have occurred; (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representative; (iii) the Registration Statement shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iv) the Prospectus and the Disclosure Package shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h)               All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such Rule.

(i)                 Between the time of execution of this Agreement and the Closing Time or the relevant Option Closing Time there shall not have been any Material Adverse Change or any prospective Material Adverse Change, and no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries, in each case, which in the Representative’s sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Registration Statement.

(j)                 The Shares shall have been approved for inclusion in The Nasdaq Global Market subject only to notice of issuance at or prior to the time of purchase.

(k)               FINRA shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(l)                 The Representative shall have received Lock-Up Letter Agreements contemplated by Section 5(v) of this Agreement and such Lock-Up Letter Agreements shall be in full force and effect.

(m)             The Reorganization Transactions shall have been completed in all material respects as described in the Prospectus.

(n)               The Company will, at the Closing Time and on each Option Closing Time, deliver to the Underwriters a certificate of its Chairman of the Board, Chief Executive Officer or President and Chief Financial Officer, to the effect that:

(i)                 the representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Time or any Option Closing Time, as applicable, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Time or any Option Closing Time, as applicable;

(ii)               no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

(iii)             the signers of such certificate have carefully examined the Registration Statement, the Prospectus, the Disclosure Package, any amendment or supplement thereto, and this Agreement, and that when the Registration Statement became effective and at all times subsequent thereto up to the Closing Time or any Option Closing Time, as applicable, the Registration Statement and the Prospectus and the Preliminary Prospectus, and any amendments or supplements thereto contained all material information required to be included therein by the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be; the Registration Statement and any amendments thereto, did not and, as of the Closing Time or any Option Closing Time, as applicable, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus and the Disclosure Package, and any amendments or supplements thereto, did not and as of the Closing Time or any Option Closing Time, as applicable, do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Prospectus or the Disclosure Package which has not been so set forth; and

(iv)             subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, there has not been (a) any Material Adverse Change, (b) any transaction that is material to the Company and the Subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary that is material to the Company and the Subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary, except substantially as disclosed in the Prospectus and the Disclosure Package, or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect.

(o)               The Selling Shareholders will, at the Closing Time and the applicable Option Closing Time, deliver to the Underwriters a certificate, to the effect that:

(i)                 the representations and warranties of the Selling Shareholders set forth in this Agreement and in the Custody Agreement and Power of Attorney are true and correct as of such date; and

(ii)               the Selling Shareholders have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder and under the Custody Agreement and Power of Attorney at or prior to the date hereof.

(p)               The Company and the Selling Shareholders shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Prospectus and the Disclosure Package, the representations, warranties and statements of the Company contained herein and in the Custody Agreement and Power of Attorney, and the performance by the Company and the Selling Shareholders of their respective covenants contained herein and therein, and the fulfillment of any conditions contained herein or therein, as of the Closing Time or any Option Closing Time, as the Underwriters may reasonably request.

9.	Termination:

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representative, at any time prior to the Closing Time or any Option Closing Time, (i) if any of the conditions specified in Section 8 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, the Prospectus or the Disclosure Package, any Material Adverse Change, or any development involving a prospective Material Adverse Change, or material change in management of the Company or any Subsidiary, except as disclosed in the Prospectus and the Disclosure Package, whether or not arising in the ordinary course of business, or (iii) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions, the effect of which on the United States or international financial markets is such as to make it, in the judgment of the Representative, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended by the Commission or by The Nasdaq Global Market, or if trading generally on the New York Stock Exchange or in the Nasdaq over-the-counter market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or FINRA or by order of the Commission or any other Governmental Authority, or (v) if there has been any downgrade in the rating of any of the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act), or (vi) any federal, state, local or foreign statute, regulation, rule or order of any court or other Governmental Authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable opinion of the Representative, materially adversely affects or will materially adversely affect the business or operations of the Company, or (vii) any action has been taken by any federal, state, local or foreign government or agency in respect of its monetary or fiscal affairs which, in the reasonable opinion of the Representative, could reasonably be expected to have a material adverse effect on the securities markets in the United States.

If the Representative elects to terminate this Agreement as provided in this Section 9, the Company and the Underwriters shall be notified promptly in writing.

If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Section 7 and Section 11 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 11 hereof) or to one another hereunder.

10.	Increase in Underwriters’ Commitments:

If any Underwriter shall default at the Closing Time or on any Option Closing Time in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representative shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the “Defaulted Shares”). Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representative may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Section 7 and Section 11 hereof shall at all times be effective and shall survive such termination.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representative with the approval of the Company or selected by the Company with the approval of the Representative).

If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Option Closing Time for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 10 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

11.	Indemnity and Contribution by the Company, the Selling Shareholders and the Underwriters:

(a)                The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any breach of any representation, warranty or covenant of the Company contained herein, (ii) any failure on the part of the Company to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment, any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission or is otherwise required to retain), or the Prospectus (the term Prospectus for the purpose of this Section 11 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company) or in any audio-visual materials (including, without limitation, slides, videos, films and tape recordings) used in connection with the offer or sale of the Shares, which materials were prepared by or reviewed by the Company prior to such use and which materials do not constitute an Issuer Free-Writing Prospectus (“Non-Prospectus Materials”), (iv) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction (domestic or foreign) in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an “Application”), (v) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading or (vi) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application or Non-Prospectus Materials of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except, in the case of (iii), (v) and (vi) above only, the Company will not be liable insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representative to the Company expressly for use in such Registration Statement, Prospectus, Application or Non-Prospectus Materials. The indemnity agreement set forth in this Section 11(a) shall be in addition to any liability which the Company and any “controlling” Selling Shareholders may otherwise have.

(b)               Each Selling Shareholder agrees, severally and not jointly, to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any breach of any representation, warranty or covenant of such Selling Shareholder contained herein or in the respective Custody Agreement and Power of Attorney, (ii) any failure on the part of such Selling Shareholder to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus, or any Application, (iv) any omission or alleged omission to state a material fact required to be stated in such Registration Statement, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (v) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; except in the case of (iii), (iv) and (v) above only insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by such Selling Shareholder to the Company expressly for use in such Registration Statement, Issuer Free Writing Prospectus, Prospectus or Application; provided, however, that the indemnity agreement contained in this subsection (b) shall not require any such Selling Shareholder to reimburse the Underwriters hereunder for any amount in excess of the gross sales price of the Shares sold by such Selling Shareholder pursuant to this Agreement. The indemnity agreement set forth in this Section 11(b) shall be in addition to any liabilities that the Selling Shareholders may otherwise have.

If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company or the Selling Shareholders pursuant to subsection (a) above or this subsection (b), such Underwriter shall promptly notify the Company or such Selling Shareholders, as applicable, in writing of the institution of such action, and the Company or such Selling Shareholder, as applicable, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company or such Selling Shareholder, as applicable, will not relieve the Company or such Selling Shareholder, as applicable, of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company or such Selling Shareholder, as applicable, in connection with the defense of such action, or the Company or such Selling Shareholder, as applicable, shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company or such Selling Shareholder, as applicable (in which case neither the Company nor such Selling Shareholder shall have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by the Company or such Selling Shareholder, as applicable, and paid as incurred (it being understood, however, that neither the Company nor any Selling Shareholder shall be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, neither the Company nor any Selling Shareholder shall be liable for any settlement of any such claim or action effected without its consent.

(c)                Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company and each Selling Shareholder, the Company’s directors, the Company’s officers that signed the Registration Statement, and any person who controls the Company or any Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which the Company, such Selling Shareholder or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus, or any Application, (ii) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (iii) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but in each case only insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Issuer Free Writing Prospectus, Prospectus or Application in reliance upon and in conformity with information furnished in writing by the Underwriters through the Representative to the Company expressly for use therein. The statements set forth in the third paragraph and the paragraphs under the heading “Stabilization” under the caption “Underwriting” in the Preliminary Prospectus, the Disclosure Package and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representative to the Company for purposes of Section 3(m), Section 3(n) and Section 3(o) and this Section 11.

If any action is brought against the Company, any Selling Shareholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, such Selling Shareholder or such person shall promptly notify the Representative in writing of the institution of such action and the Representative, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses. The Company, such Selling Shareholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, such Selling Shareholder or such person unless the employment of such counsel shall have been authorized in writing by the Representative in connection with the defense of such action or the Representative shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representative shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representative.

(d)               If the indemnification provided for in this Section 11 is unavailable or insufficient to hold harmless an indemnified party under subsections (a), (b) and (c) of this Section 11 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Shareholders and the Underwriters from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, of the Selling Shareholders and of the Underwriters in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Shareholders and the Underwriters shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company or the Selling Shareholders, as applicable, bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company, of the Selling Shareholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, by the Selling Shareholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

(e)                The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (d)(i) and, if applicable (ii), above. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.

12.	Survival:

The indemnity and contribution agreements contained in Section 11 and the covenants, warranties and representations of the Company and the Selling Shareholders contained in Sections 3, 4, 5, 6 and 7 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter or by or on behalf of the Company, its directors and officers, the Selling Shareholders or any person who controls the Company or any Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive the sale and delivery of the Shares. The indemnity and contribution agreements contained in Section 11, the obligation to pay expenses contained in Section 7 and the warranties and representations of the Company and the Selling Shareholders contained in Sections 3 and 4 of this Agreement shall survive any termination of the Agreement. The Company, each Selling Shareholders and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company’s officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

13.	Duties:

Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties. The Underwriters undertake to perform such duties and obligations only as expressly set forth herein.  Such duties and obligations of the Underwriters with respect to the Shares shall be determined solely by the express provisions of this Agreement, and the Underwriters shall not be liable except for the performance of such duties and obligations with respect to the Shares as are specifically set forth in this Agreement. Each of the Company and the Selling Shareholders acknowledges and agrees that: (a) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Selling Shareholders, on the one hand, and the several Underwriters, on the other hand, and the Company and the Selling Shareholders are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (b) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Selling Shareholders or their respective affiliates, shareholders, creditors or employees or any other party; (c) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company or the Selling Shareholders with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Shareholders on other matters); and (d) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Selling Shareholders and that the several Underwriters have no obligation to disclose any of such interests. The Company and the Selling Shareholders acknowledge that the Underwriters disclaim any implied duties (including any fiduciary duty), covenants or obligations arising from the Underwriters’ performance of the duties and obligations expressly set forth herein. The Company and the Selling Shareholders hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Selling Shareholders may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

14.	Notices:

Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to FBR Capital Markets & Co., 1300 North 17th Street, Suite 1400, Arlington, Virginia 22209, Attention: Syndicate Department; if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 8201 Edgewater Drive, Suite 202, Oakland, California 94621, Attn: Paul Cocotis, Chief Executive Officer; or if to a Selling Shareholder, 8201 Edgewater Drive, Suite 202, Oakland, California 94621, Attn: Paul Cocotis and Jeffrey Lessman.

15.	Governing Law; Headings:

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

16.	Parties at Interest:

The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Selling Shareholders and the controlling persons, directors and officers referred to in Section 11 and Section 12 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

17.	Counterparts and Facsimile Signatures:

This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

If the foregoing correctly sets forth the understanding among the Company, the Selling Shareholders and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Selling Shareholders and the Underwriters.

Very truly yours,

SHIMMICK CONSTRUCTION COMPANY, INC.

By:_____________________________

By:

Title:

THE SELLING SHAREHOLDERS LISTED ON SCHEDULE I ATTACHED HERETO

By: [ATTORNEY-IN-FACT]

________________________________

By:

Title: [ATTORNEY-IN-FACT]

Accepted and agreed to as

of the date first above written:

FBR Capital Markets & Co.

Each for itself and as Representative of the other

Underwriters named on Schedule II hereto.

FBR Capital Markets & Co.

By: _______________________________

Title:

Schedule I

Name of Party Selling Shares	Number of Initial Shares to be Sold	Number of Option Shares to be Sold

Shimmick Construction Company, Inc.	[ w ]	[ w ]

[SELLING SHAREHOLDERS]	[ w ]	[ w ]

Total	[ w ]	[ w ]

S-I

Schedule II

Underwriter	Number of Initial Shares to be Purchased

FBR Capital Markets & Co.	[ ]

[INSERT NAMES OF OTHER UNDERWRITERS]	[ ]

Total	[ w ]

S-II

Schedule III

Issuer Free Writing Prospectuses

[NONE]

Pricing Information

S-III

Schedule IV

Lock-Ups

S-IV

Exhibit A

FORM OF
CUSTODY AGREEMENT AND POWER OF ATTORNEY

A-1

Exhibit B

FORM OF
LOCK-UP LETTER AGREEMENT

Lock-Up Letter Agreement

_____________, 2015

FBR Capital Markets & Co.

    as Representative of the several Underwriters

c/o FBR Capital Markets & Co.

1300 North 17th Street

Suite 1400

Arlington, VA 22209

Ladies and Gentlemen:

The undersigned, a shareholder, executive officer and/or director of Shimmick Construction Company, Inc., a California corporation (the “Company”), as applicable, is delivering this Lock-Up Letter Agreement (this “Agreement”) to you in connection with the proposed initial public offering (the “Offering”) by the Company, of its common stock, $[●] par value per share (the “Common Stock”). As used in this Agreement, “Relevant Security” means the Common Stock and any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Common Stock or other such equity security of the Company (whether the undersigned now owns or hereafter acquires such Common Stock or other equity security).

To induce you and any other underwriters for which you may act as representative (collectively, the “Underwriters”) to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of FBR Capital Markets & Co. (the “Representative”), during the period from the date hereof until one hundred eighty (180) days from the date of the final prospectus for the Offering (the “Lock-Up Period”), the undersigned:

(x)	will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, hypothecate, pledge, borrow or otherwise dispose of or agree to dispose of, directly or indirectly, any Relevant Security, and
(y)	will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequences of ownership of any Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration;

or publicly announce any intention to effect any transaction specified in clause (x) or (y); provided, however, that restrictions described in clauses (x) and (y) do not apply to:

(a)	transfers of shares of Common Stock as a gift, bequest, inheritance or for no consideration, provided that each donee or beneficiary agrees to be subject to the restrictions described in clauses (x) and (y) above;
(b)	the sale of shares of Common Stock by the Company to the Underwriters or the sale of shares of Common Stock by the undersigned to the Underwriters;
(c)	the issuance of shares of Common Stock by the Company upon the exercise of stock options;
(d)	the issuance of securities by the Company pursuant to its 2015 Incentive Plan;
(e)	transfers of Common Stock to any trust for the direct or indirect benefit of the undersigned or the immediate family[1] of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein; or
(f)	a distribution of Common Stock to shareholders, partners or members of the undersigned, provided that such shareholders, partners or members agree to be bound in writing by the restrictions set forth herein.

The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer (except in compliance with the foregoing restrictions), and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer (except in compliance with the foregoing restrictions), and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of the Representative, during the Lock-Up Period the undersigned:

(i)	other than in the undersigned’s capacity as an officer and/or director of the Company (if applicable) in connection with the Offering, will not file or participate in the filing with the Securities and Exchange Commission (“SEC”) of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security; and

_____________

1 For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

(ii)	will not exercise any rights the undersigned may have to require registration with the SEC of any proposed offering or sale of a Relevant Security.

If (a) the Company notifies you in writing (which shall include notice provided by email) that it does not intend to proceed with the Offering or (b) the registration statement filed with the SEC with respect to the Offering (the “Registration Statement”) is withdrawn, this Agreement shall terminate on such date and the undersigned shall be released from the undersigned’s obligations under this Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents reasonably necessary in connection with enforcement of this Agreement. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The exchange of copies of this Agreement and of signature pages by facsimile transmission or by e-mail delivery of a “.pdf” or other electronic format data file shall constitute effective execution and delivery of this Agreement as to the parties, shall be deemed to be their original signatures for all purposes and may be used in lieu of the original Agreement for all purposes.

Yours very truly,

Signature

Name:
Please print

Exhibit C

GRAUBARD MILLER OPINION

C-1